                                                                    Exhibit 24.1

                               POWER OF ATTORNEY

   Each person whose signature appears below hereby authorizes and appoints Ronald E. Timpe, Eric E. Parsons and J. Gregory Ness, or any of them, as his or her attorney-in-fact, with full power of substitution and resubstitution, to sign and file on his or her behalf individually and in each capacity stated below any and all amendments (including post-effective amendments) to this registration statement and any subsequent registration statement filed by StanCorp Financial Group, Inc. pursuant to Rule 462(b) of the Securities Act of 1933, as fully as such person could do in person, hereby verifying and confirming all that such attorney-in-fact, or his substitutes, may lawfully do or cause to be done by virtue hereof.

   Pursuant to the requirements of the Securities Act of 1933, the registration statement has been signed by the following persons in the capacities and on the dates indicated.

             Signatures                      Title                Date

        /s/ Ronald E. Timpe           Chairman of the         February 17,
------------------------------------   Board, President,          1999
          Ronald E. Timpe              Chief Executive
                                       Officer and
                                       Director
                                       (Principal
                                       Executive Officer)

        /s/ Eric E. Parsons           Senior Vice             February 17,
------------------------------------   President, Chief           1999
          Eric E. Parsons              Financial Officer
                                       (Principal
                                       Financial Officer)
                                       and Director

        /s/ J. Gregory Ness           Vice President,         February 17,
------------------------------------   Corporate                  1999
          J. Gregory Ness              Secretary and
                                       Directors

       /s/ Patricia J. Brown          Assistant Vice          February 17,
------------------------------------   President and              1999
         Patricia J. Brown             Controller
                                       (Principal
                                       Accounting
                                       Officer)


                               POWER OF ATTORNEY

   Each person whose signature appears below hereby authorizes and appoints Ronald E. Timpe, Eric E. Parsons and J. Gregory Ness, or any of them, as his or her attorney-in-fact, with full power of substitution and resubstitution, to sign and file on his or her behalf individually and in each capacity stated below any and all amendments (including post-effective amendments) to this registration statement and any subsequent registration statement filed by StanCorp Financial Group, Inc. pursuant to Rule 462(b) of the Securities Act of 1933, as fully as such person could do in person, hereby verifying and confirming all that such attorney-in-fact, or his substitutes, may lawfully do or cause to be done by virtue hereof.

   Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and on the dates indicated.

             Signatures                         Title                Date

      /s/ Virginia L. Anderson                Director           February 22,
-------------------------------------                                1999
        Virginia L. Anderson

                               POWER OF ATTORNEY

   Each person whose signature appears below hereby authorizes and appoints Ronald E. Timpe, Eric E. Parsons and J. Gregory Ness, or any of them, as his or her attorney-in-fact, with full power of substitution and resubstitution, to sign and file on his or her behalf individually and in each capacity stated below any and all amendments (including post-effective amendments) to this registration statement and any subsequent registration statement filed by StanCorp Financial Group, Inc. pursuant to Rule 462(b) of the Securities Act of 1933, as fully as such person could do in person, hereby verifying and confirming all that such attorney-in-fact, or his substitutes, may lawfully do or cause to be done by virtue hereof.

   Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and on the dates indicated.

             Signatures                         Title                Date

        /s/ John E. Chapoton                  Director           February 25,
-------------------------------------                                1999
          John E. Chapoton

                               POWER OF ATTORNEY

   Each person whose signature appears below hereby authorizes and appoints Ronald E. Timpe, Eric E. Parsons and J. Gregory Ness, or any of them, as his or her attorney-in-fact, with full power of substitution and resubstitution, to sign and file on his or her behalf individually and in each capacity stated below any and all amendments (including post-effective amendments) to this registration statement and any subsequent registration statement filed by StanCorp Financial Group, Inc. pursuant to Rule 462(b) of the Securities Act of 1933, as fully as such person could do in person, hereby verifying and confirming all that such attorney-in-fact, or his substitutes, may lawfully do or cause to be done by virtue hereof.

   Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and on the dates indicated.

             Signatures                         Title                Date

      /s/ Frederick W. Buckman                Director           February 20,
-------------------------------------                                1999
        Frederick W. Buckman

                               POWER OF ATTORNEY

   Each person whose signature appears below hereby authorizes and appoints Ronald E. Timpe, Eric E. Parsons and J. Gregory Ness, or any of them, as his or her attorney-in-fact, with full power of substitution and resubstitution, to sign and file on his or her behalf individually and in each capacity stated below any and all amendments (including post-effective amendments) to this registration statement and any subsequent registration statement filed by StanCorp Financial Group, Inc. pursuant to Rule 462(b) of the Securities Act of 1933, as fully as such person could do in person, hereby verifying and confirming all that such attorney-in-fact, or his substitutes, may lawfully do or cause to be done by virtue hereof.

   Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and on the dates indicated.

             Signatures                         Title                Date

          /s/ Barry J. Gent                   Director           February 22,
-------------------------------------                                1999
            Barry J. Gent

                               POWER OF ATTORNEY

   Each person whose signature appears below hereby authorizes and appoints Ronald E. Timpe, Eric E. Parsons and J. Gregory Ness, or any of them, as his or her attorney-in-fact, with full power of substitution and resubstitution, to sign and file on his or her behalf individually and in each capacity stated below any and all amendments (including post-effective amendments) to this registration statement and any subsequent registration statement filed by StanCorp Financial Group, Inc. pursuant to Rule 462(b) of the Securities Act of 1933, as fully as such person could do in person, hereby verifying and confirming all that such attorney-in-fact, or his substitutes, may lawfully do or cause to be done by virtue hereof.

   Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and on the dates indicated.

             Signatures                         Title                Date

          /s/ Richard Geary                   Director           February 22,
-------------------------------------                                1999
            Richard Geary

                               POWER OF ATTORNEY

   Each person whose signature appears below hereby authorizes and appoints Ronald E. Timpe, Eric E. Parsons and J. Gregory Ness, or any of them, as his or her attorney-in-fact, with full power of substitution and resubstitution, to sign and file on his or her behalf individually and in each capacity stated below any and all amendments (including post-effective amendments) to this registration statement and any subsequent registration statement filed by StanCorp Financial Group, Inc. pursuant to Rule 462(b) of the Securities Act of 1933, as fully as such person could do in person, hereby verifying and confirming all that such attorney-in-fact, or his substitutes, may lawfully do or cause to be done by virtue hereof.

   Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and on the dates indicated.

             Signatures                         Title                Date

        /s/ Peter T. Johnson                  Director           February 22,
-------------------------------------                                1999
          Peter T. Johnson

                               POWER OF ATTORNEY

   Each person whose signature appears below hereby authorizes and appoints Ronald E. Timpe, Eric E. Parsons and J. Gregory Ness, or any of them, as his or her attorney-in-fact, with full power of substitution and resubstitution, to sign and file on his or her behalf individually and in each capacity stated below any and all amendments (including post-effective amendments) to this registration statement and any subsequent registration statement filed by StanCorp Financial Group, Inc. pursuant to Rule 462(b) of the Securities Act of 1933, as fully as such person could do in person, hereby verifying and confirming all that such attorney-in-fact, or his substitutes, may lawfully do or cause to be done by virtue hereof.

   Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and on the dates indicated.

             Signatures                         Title                Date

         /s/ Peter O. Kohler                  Director           February 22,
-------------------------------------                                1999
           Peter O. Kohler

                               POWER OF ATTORNEY

   Each person whose signature appears below hereby authorizes and appoints Ronald E. Timpe, Eric E. Parsons and J. Gregory Ness, or any of them, as his or her attorney-in-fact, with full power of substitution and resubstitution, to sign and file on his or her behalf individually and in each capacity stated below any and all amendments (including post-effective amendments) to this registration statement and any subsequent registration statement filed by StanCorp Financial Group, Inc. pursuant to Rule 462(b) of the Securities Act of 1933, as fully as such person could do in person, hereby verifying and confirming all that such attorney-in-fact, or his substitutes, may lawfully do or cause to be done by virtue hereof.

   Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and on the dates indicated.

             Signatures                         Title                Date

         /s/ Jerome J. Meyer                  Director           February 23,
-------------------------------------                                1999
           Jerome J. Meyer

                               POWER OF ATTORNEY

   Each person whose signature appears below hereby authorizes and appoints Ronald E. Timpe, Eric E. Parsons and J. Gregory Ness, or any of them, as his or her attorney-in-fact, with full power of substitution and resubstitution, to sign and file on his or her behalf individually and in each capacity stated below any and all amendments (including post-effective amendments) to this registration statement and any subsequent registration statement filed by StanCorp Financial Group, Inc. pursuant to Rule 462(b) of the Securities Act of 1933, as fully as such person could do in person, hereby verifying and confirming all that such attorney-in-fact, or his substitutes, may lawfully do or cause to be done by virtue hereof.

   Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and on the dates indicated.

             Signatures                         Title                Date

        /s/ Ralph R. Peterson                 Director           February 25,
-------------------------------------                                1999
          Ralph R. Peterson

                               POWER OF ATTORNEY

   Each person whose signature appears below hereby authorizes and appoints Ronald E. Timpe, Eric E. Parsons and J. Gregory Ness, or any of them, as his or her attorney-in-fact, with full power of substitution and resubstitution, to sign and file on his or her behalf individually and in each capacity stated below any and all amendments (including post-effective amendments) to this registration statement and any subsequent registration statement filed by StanCorp Financial Group, Inc. pursuant to Rule 462(b) of the Securities Act of 1933, as fully as such person could do in person, hereby verifying and confirming all that such attorney-in-fact, or his substitutes, may lawfully do or cause to be done by virtue hereof.

   Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and on the dates indicated.

             Signatures                         Title                Date

          /s/ E. Kay Stepp                    Director           February 22,
-------------------------------------                                1999
            E. Kay Stepp

                               POWER OF ATTORNEY

   Each person whose signature appears below hereby authorizes and appoints Ronald E. Timpe, Eric E. Parsons and J. Gregory Ness, or any of them, as his or her attorney-in-fact, with full power of substitution and resubstitution, to sign and file on his or her behalf individually and in each capacity stated below any and all amendments (including post-effective amendments) to this registration statement and any subsequent registration statement filed by StanCorp Financial Group, Inc. pursuant to Rule 462(b) of the Securities Act of 1933, as fully as such person could do in person, hereby verifying and confirming all that such attorney-in-fact, or his substitutes, may lawfully do or cause to be done by virtue hereof.

   Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and on the dates indicated.

             Signatures                         Title                Date

        /s/ William Swindells                 Director           February 25,
-------------------------------------                                1999
          William Swindells

                               POWER OF ATTORNEY

   Each person whose signature appears below hereby authorizes and appoints Ronald E. Timpe, Eric E. Parsons and J. Gregory Ness, or any of them, as his or her attorney-in-fact, with full power of substitution and resubstitution, to sign and file on his or her behalf individually and in each capacity stated below any and all amendments (including post-effective amendments) to this registration statement and any subsequent registration statement filed by StanCorp Financial Group, Inc. pursuant to Rule 462(b) of the Securities Act of 1933, as fully as such person could do in person, hereby verifying and confirming all that such attorney-in-fact, or his substitutes, may lawfully do or cause to be done by virtue hereof.

   Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and on the dates indicated.

             Signatures                         Title                Date

           /s/ Mike Thorne                    Director           February 22,
-------------------------------------                                1999
             Mike Thorne

                               POWER OF ATTORNEY

   Each person whose signature appears below hereby authorizes and appoints Ronald E. Timpe, Eric E. Parsons and J. Gregory Ness, or any of them, as his or her attorney-in-fact, with full power of substitution and resubstitution, to sign and file on his or her behalf individually and in each capacity stated below any and all amendments (including post-effective amendments) to this registration statement and any subsequent registration statement filed by StanCorp Financial Group, Inc. pursuant to Rule 462(b) of the Securities Act of 1933, as fully as such person could do in person, hereby verifying and confirming all that such attorney-in-fact, or his substitutes, may lawfully do or cause to be done by virtue hereof.

   Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and on the dates indicated.

             Signatures                         Title                Date

         /s/ Franklin E. Ulf                  Director          March 15, 1999
-------------------------------------
           Franklin E. Ulf

                               POWER OF ATTORNEY

   Each person whose signature appears below hereby authorizes and appoints Ronald E. Timpe, Eric E. Parsons and J. Gregory Ness, or any of them, as his or her attorney-in-fact, with full power of substitution and resubstitution, to sign and file on his or her behalf individually and in each capacity stated below any and all amendments (including post-effective amendments) to this registration statement and any subsequent registration statement filed by StanCorp Financial Group, Inc. pursuant to Rule 462(b) of the Securities Act of 1933, as fully as such person could do in person, hereby verifying and confirming all that such attorney-in-fact, or his substitutes, may lawfully do or cause to be done by virtue hereof.

   Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and on the dates indicated.

             Signatures                         Title                Date

      /s/ Benjamin R. Whiteley                Director           February 19,
-------------------------------------                                1999
        Benjamin R. Whiteley